UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 19, 2013 (September 18, 2013)

TCP CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2013, TCP Capital Corp., (“TCPC”) through its wholly-owned subsidiary, Special Value Continuation Partners, LP, entered into a second amendment (the “Amendment”) to its existing $116 million revolving credit facility with Wells Fargo Securities, LLC, as administrative agent and arranger, and the lenders thereto (as amended, the “Credit Facility”). Among other things, the Amendment extends the maturity date of the Credit Facility from July 31, 2014 to July 31, 2016. The interest rate charged during the period September 18, 2013 through July 31, 2014 will remain unchanged at LIBOR plus 0.44% per annum. The interest rate charged during the period August 1, 2014 through July 31, 2016, will be LIBOR plus 2.50% per annum. Borrowings under the Credit Facility are subject to aggregate minimum payments, various covenants and the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

On September 19, 2013, TCPC issued a press release announcing its entry into the Amendment. The full text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.01	Form of Second Amendment to Credit Agreement, dated as of September 18, 2013, by and among Special Value Continuation Partners, LP, as borrower, Wells Fargo Securities, LLC (f/k/a Wachovia Capital Markets, LLC), as administrative agent and arranger for the lenders, and various financial institutions, as Lenders.

99.1	Press Release, dated September 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: September 19, 2013

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.01	Form of Second Amendment to Credit Agreement, dated as of September 18, 2013, by and among Special Value Continuation Partners, LP, as borrower, Wells Fargo Securities, LLC (f/k/a Wachovia Capital Markets, LLC), as administrative agent and arranger for the lenders, and various financial institutions, as Lenders.

99.1	Press Release, dated September 19, 2013.